BT INVESTMENT FUNDS
(Intermediate Tax Free Fund, International Equity Fund, Pacific Basin Equity Fund, Latin American Equity Fund, International Small Company Equity Fund, Global Emerging Markets Equity Fund)

BT INSTITUTIONAL FUNDS
(International Equity Fund (Class I and Class II), International Small Company Equity Fund, Global Emerging Markets Equity Fund)

PROSPECTUS SUPPLEMENT DATED MARCH 29, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND(S)" IN THE FUND'S
PROSPECTUS:

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



CUSIPS
055922801             055922868
055922736             055922785
055922686             055922678
055924856             055924849
055924831             055924823

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